September 6, 2013

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Sands Capital Select Growth Fund

Supplement to Prospectus and Summary Prospectus dated January 30, 2013

Notice of Closure to New Purchasers

Due to asset growth, all classes of the Touchstone Sands Capital Select Growth Fund (the “Fund”) were closed to new accounts, with certain exceptions, on April 8, 2013. Limiting the Fund’s availability allowed Touchstone Advisors, Inc., the Fund’s investment advisor (the “Advisor”), to protect the interest of existing shareholders by enabling the Fund to maintain adequate liquidity in positions held within the portfolio and to meaningfully participate in targeted investments.  Despite the initial closing, asset flows have continued at a high level and additional limitations to investment in the Fund are needed.  This Supplement revises the initial exceptions to further limit the Fund’s availability. Thus, effective as of the close of business on October 21, 2013 (the “Effective Date”), all classes of the Fund are further closed to new accounts except as noted below.

Additional investments will not be accepted in the Fund until further notice, with the following exceptions:

•                  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•                  An employee of the Advisor or investment sub-advisor may purchase shares of the Fund (a) through an account in his or her own name or jointly held with another individual or as trustee for another individual, or (b) as beneficial owner of shares held in another name by opening (i) a new individual account or IRA account in his or her own name, (ii) a trust account, (iii) a joint account with another party, or (iv) an account on behalf of an immediate family member.

•                  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•                  Institutional accounts that are approved by the Fund prior to the Effective Date.

•                  An investor opening a new account at a financial institution or financial intermediary firm that (i) has clients currently invested in the Fund and (ii) has been pre-approved by the Fund, prior to the Effective Date, to purchase shares of the Fund on behalf of certain of its clients. Investors should contact their financial institution or financial intermediary firm to determine whether new accounts are permitted.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-PTSGX-S5-1301